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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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                                  JULY 3, 2001
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


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                             MATRIA HEALTHCARE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



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
               DELAWARE                                 0-20619                               58-2205984
       (STATE OF INCORPORATION)                (COMMISSION FILE NUMBER)          (I.R.S. EMPLOYER IDENTIFICATION NO.)
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                               1850 PARKWAY PLACE
                             MARIETTA, GEORGIA 30067
                         (ADDRESS OF PRINCIPAL EXECUTIVE
                           OFFICES INCLUDING ZIP CODE)

                                 (770) 767-4500



              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)









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ITEM 5.  OTHER EVENTS

         As described in the Registrant's Form 8-K Current Report, dated June 15, 2001, the Registrant expects to enter into a new revolving credit facility of up to $30 million which would replace its existing Credit Agreement, dated as of January 19, 1999, among the Registrant, certain banks and other financial institutions, First Union National Bank ("First Union"), and Harris Trust and Savings Banks, as Co-Agent, as amended (the "Existing Credit Facility"). The new facility would replace the Registrant's current facility and would be used for working capital. The Registrant proposes to enter into a new $30 million senior secured revolving credit facility with First Union, as administrative agent, and First Union Securities, Inc., as arranger and syndication agent (the "New Credit Facility"). The Registrant currently contemplates that the New Credit Facility will consist of a $30 million revolving loan commitment that has a three-year final maturity and will allow the Registrant to reduce the commitment in increments of $5 million. The Registrant expects that a portion of the New Credit Facility will be available for the issuance of letters of credit that have a maturity no later than seven days prior to termination of the facility, as well as swingline loans and multicurrency loans. The Registrant contemplates that it will be able to reborrow amounts repaid under the New Credit Facility prior to maturity. The Registrant expects that the New Credit Facility will be guaranteed by each of its subsidiaries and fully secured by all of the assets of the Registrant and its subsidiaries.

         The Registrant contemplates that loans under the New Credit Facility (other than multicurrency borrowings) will bear interest, at the Registrant's option, at a rate equal to either (i) the Administrative Agent's Base Rate ("Base Rate") from time to time in effect plus the applicable Base Rate Margin in effect at such time or (ii) the applicable LIBOR plus the applicable LIBOR Margin in effect at such time, each such margin to be determined from time to time in accordance with a pricing grid based on the Registrant's leverage ratio. The Registrant contemplates that multicurrency loans under the New Credit Facility will bear interest at the applicable IBOR plus the applicable IBOR Margin in effect at such time, with the applicable IBOR Margin to be determined from time to time in accordance with the above-referenced pricing grid.

         The New Credit Facility is expected to limit, among other things, the Registrant's ability to incur contingent obligations, to make investments, to make additional acquisitions or merge with another entity, to sell or to create or incur liens on assets, to incur other indebtedness, to pay dividends or to repurchase shares of its stock and to repay other indebtedness prior to its stated maturity. In addition, the Registrant expects that the New Credit Facility will require it to meet certain financial tests and will be contingent on the Registrant receiving gross proceeds of approximately $111.9 million from the proposed private placement of $125 million of Senior Notes due 2008 (the "Senior Notes") described in the Registrant's Current Report on Form 8-K, dated June 15, 2001. The Registrant also contemplates that the New Credit Facility will be contingent on the Registrant using a portion of the proceeds from the issuance of the Senior Notes to (i) repay in full and terminate the Registrant's outstanding indebtedness and other obligations under the Existing Credit Agreement, and (ii) to repurchase certain of its outstanding securities held by Gainor Medical Management, L.L.C., Mark J. Gainor and SZ Investments, L.L.C., (the "Gainor Securities"), as described in the Registrant's Current Report on Form 8-K dated June 15, 2001.

         The Registrant currently anticipates entering into the New Credit Facility upon the completion of its contemplated private placement of the Senior Notes. In order to fund the purchase of a portion of the Gainor Securities effected June 29, 2001, the Registrant has executed the Sixth Amendment (the "Term Facility") to the Existing Credit Facility, dated June 28, 2001 for a term loan facility in an aggregate principal amount of $11 million. The Term Facility matures on March 31, 2004. The Registrant has drawn on the full amount of the Term Facility in a single draw. The Registrant will not be able to reborrow amounts prepaid under the Term Facility. The Term Facility is guaranteed by certain of its domestic subsidiaries and fully secured by all of the assets of the Registrant and its subsidiaries. The Term Facility is filed herewith as
Exhibit 4.14.


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         The loan under the Term Facility will bear interest, at the
Registrant's option, at a rate equal to either (i) the Administrative Agent's Base Rate ("Base Rate") from time to time in effect plus the applicable Base Rate Margin in effect at such time or (ii) the applicable LIBOR plus the applicable LIBOR Margin in effect at such time, each such Margin to be determined from time to time in accordance with a pricing grid based on the Registrant's leverage ratio. The Base Rate Margin ranges from 1.5% to 2.5% and the LIBOR Rate Margin ranges from 2.5% to 3.5%.

         The Term Facility limits, among other things, the Registrant's ability to incur contingent obligations, to make investments, to make additional acquisitions or merge with another entity, to sell or to create or incur liens on assets, to incur other indebtedness, to pay dividends or to repurchase shares of its stock and to repay other indebtedness prior to its stated maturity. In addition, the Term Facility requires the Registrant to meet certain financial tests. The outstanding principal under the Term Facility will be payable in quarterly installments ranging from $864,406 to $1,237,289. However, if the private placement of the Senior Notes is consummated, the Registrant expects to repay in full and terminate the Registrant's outstanding indebtedness and other obligations under the Term Facility.

         The Senior Notes have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities laws and may not be reoffered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the Senior Notes.

         Certain of the Registrant's statements made in this Current Report on Form 8-K are forward-looking statements. The words "contemplate," "expect," and "anticipate" and similar expressions are intended to identify these forward-looking statements, but some of these statements may use other phrasing. In addition, any statement that is not a historical fact is a "forward-looking statement." Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors that may cause the actual results to differ materially from any results expressed or implied by such forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to:

         - overall economic, financial and business conditions including an increase in interest rates;

         -        variations in the Registrant's costs or expenses;

         -        variations in the Registrant's operating results; and

         - losses due to foreign currency exchange rate fluctuations or deterioration of economic conditions in foreign markets.

         Many of such factors are beyond the Registrant's ability to control or predict, and readers are cautioned not to put undue reliance on such forward-looking statements. Except as required by law, the Registrant expressly disclaims any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS

(a)      Exhibits

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
 4.14 Sixth Amendment to the Credit Agreement dated June 28, 2001, to the Credit Agreement, January 19, 1999 among Matria Healthcare, Inc., First Union National Bank as agent for the Lenders and the Required Lenders.

99.1 Certain Information that may be Disclosed to Prospective Investors in a Private Placement.*

99.2     Information Regarding Forward-Looking Statements of Registrant.

99.3     Risk Factors Affecting Registrant.
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* Furnished pursuant to Regulation FD and not filed pursuant to the Securities
  Exchange Act of 1934, as amended.

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ITEM 9. REGULATION FD DISCLOSURE

In connection with the repurchase of those certain securities described in
Item 5 of Registrant's Current Report on Form 8-K, filed June 15, 2001, the Registrant intends to raise approximately $111.9 million through a private placement of $125 million of Senior Notes due 2008. The notes have not been registered under the Securities Act of 1933 or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933 and applicable state securities laws. This current report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the Notes.

The information filed under this Item 9 and Exhibit 99.1 is being furnished pursuant to Regulation FD and not filed pursuant to the Securities Exchange Act of 1934, as amended. None of this information may be incorporated by reference into any other filings the Registrant has made or may make pursuant to the Securities Act of 1933, as amended or into any other documents unless such portion of this Current Report on Form 8-K is expressly and specifically identified in such filing as being incorporated by reference therein. In addition, the furnishing of the information in this Report and in the attached
Exhibit 99.1 is not intended to, and does not, constitute a determination or admission that the information is material, or that you should consider this information before making an investment decision with respect to any security of the Registrant. The information contained in Exhibit 99.1 is qualified by, and should be read in conjunction with, the information contained in Exhibits
99.2 and 99.3. The Registrant undertakes no obligation to update this information, including any forward-looking statements, to reflect subsequently occurring or circumstances.

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                                   SIGNATURES

         Pursuant to the requirements Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         Matria Healthcare, Inc.


                         By: /s/ George W. Dunaway
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                             George W. Dunaway
                             Vice President--Finance and Chief Financial Officer



Dated:  July 3, 2001


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